Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender For Exchange

Up to $750,000,000 1.950% Senior Notes due 2028

Up to $2,750,000,000 2.450% Senior Notes due 2031

Up to $1,750,000,000 2.600% Senior Notes due 2033

Up to $3,000,000,000 3.500% Senior Notes due 2041

Up to $1,750,000,000 3.750% Senior Notes due 2051

of

Broadcom Inc.

Pursuant to the Prospectus Dated     , 2025

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     , 2025, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for eligible institutions only):

Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Workflow Management, 5th Floor	(302) 636-4139 Attention: Workflow Management, 5th Floor Fax cover sheets should provide a call-back number.

Other inquiries: DL-DTC-Transfer_Agent_Team@mtb.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned hereby acknowledges receipt and review of the prospectus, dated     , 2025, of Broadcom Inc., a Delaware corporation (the “Issuer”), which, together with this letter of transmittal, constitute the Issuer’s offer to exchange up to $750,000,000 aggregate principal amount of any and all of its outstanding 1.950% senior notes due 2028, $2,750,000,000 aggregate principal amount of any and all of its outstanding 2.450% senior notes due 2031, $1,750,000,000 aggregate principal amount of any and all of its outstanding 2.600% senior notes due 2033, $3,000,000,000 aggregate principal amount of any and all of its outstanding 3.500% senior notes due 2041 and $1,750,000,000 aggregate principal amount of any and all of its outstanding 3.750% senior notes due 2051 (such notes issued on January 19, 2021, collectively, the “Old Notes”) for newly issued 1.950% Senior Notes due 2028, 2.450% Senior Notes due 2031, 2.600% Senior Notes due 2033, 3.500% Senior Notes due 2041 and 3.750% Senior Notes due 2051 (collectively, the “New Notes”), respectively, in an exchange offer that is registered under the Securities Act of 1933, as amended (the “Securities Act”). Old Notes may be tendered in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

IF YOU DESIRE TO EXCHANGE YOUR OLD NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF NEW NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This letter of transmittal is to be completed by holders of the Issuer’s Old Notes if either certificates representing such notes are to be forwarded herewith or, unless an agent’s message is used, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the heading “The Exchange Offer—Procedures for Tendering Outstanding Notes.”

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Holders that are tendering by book-entry transfer to the exchange agent’s account at DTC may execute the tender though the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering Old Notes pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance.

To properly complete this letter of transmittal, a holder of Old Notes must:

•	complete the table entitled “Description of Old Notes”;

•	if appropriate, check and complete the boxes relating to Special Issuance Instructions and Special Delivery Instructions;

•	sign this letter of transmittal; and

•	complete the IRS Form W-9 (or provide an IRS Form W-8).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal and related documents may be directed to Wilmington Trust, National Association at the address set forth on the cover page of this letter of transmittal. See Instruction 11 below.

List below the Old Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Old Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN)	CERTIFICATE NUMBER(S)*	AGGREGATE PRINCIPAL AMOUNT REPRESENTED BY OLD NOTES**	PRINCIPAL AMOUNT TENDERED**

		$	$
		$	$
		$	$
		$	$
		$	$
		$	$
TOTAL PRINCIPAL AMOUNT OF OLD NOTES		$	$

*   Need not be completed by holders delivering by book-entry transfer (see below).

**   Unless otherwise indicated in the column “Principal Amount Tendered” and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See Instruction 4.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number (Including Area Code):

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Holders of Broadcom Inc. Senior Notes:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Broadcom Inc., a Delaware corporation (the “Issuer”), up to the principal amounts of the Issuer’s outstanding 1.950% Senior Notes due 2028, 2.450% Senior Notes due 2031, 2.600% Senior Notes due 2033, 3.500% Senior Notes due 2041 and 3.750% Senior Notes due 2051 (such notes issued on January 19, 2021, collectively, the “Old Notes”) described above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer and as trustee under the indenture relating to the Old Notes) with respect to such tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered Old Notes, or transfer ownership of such notes, on the account books maintained by The Depository Trust Company (“DTC”), and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the exchange agent, as the undersigned’s agent, of the Issuer’s new 1.950% Senior Notes due 2028, 2.450% Senior Notes due 2031, 2.600% Senior Notes due 2033, 3.500% Senior Notes due 2041 and 3.750% Senior Notes due 2051 (collectively, the “New Notes”) to which the undersigned is entitled upon the acceptance by the Issuer of such Old Notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such Old Notes for transfer, and transfer such Old Notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the Old Notes tendered and is entitled to tender such notes and (2) has full power and authority to tender, sell, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by DTC. The undersigned agrees to all of the terms of the exchange offer, as described in the prospectus and this letter of transmittal.

Tenders of the Old Notes pursuant to any one of the procedures described in the prospectus under the caption “The Exchange Offer—Procedures for Tendering Outstanding Notes” and in the instructions to this letter of transmittal will, upon the Issuer’s acceptance of the Old Notes for exchange, constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the exchange offer.

The exchange offer is subject to the conditions set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” As a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the prospectus, the Issuer may not be required to exchange any of the Old Notes tendered by this letter of transmittal, and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering Old Notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

(1) neither the undersigned nor any beneficial owner has (and, at the time the exchange offer is consummated, neither will have) an arrangement or understanding with any person or entity to participate in a distribution of the New Notes;

(2) neither the undersigned nor any beneficial owner is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act, of the Issuer of the New Notes. Upon request by the Issuer, the undersigned or such beneficial owner will deliver to the Issuer a legal opinion confirming it is not such an affiliate;

(3) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the New Notes within the meaning of the federal securities laws;

(4) the undersigned or any beneficial owner of the Old Notes is acquiring the New Notes in the ordinary course of business of the undersigned (or such beneficial owner);

(5) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is participating in the exchange offer for the purpose of distributing the New Notes, must comply with the registration and prospectus-delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(6) a secondary resale transaction described in clause (5) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Issuer should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

(7) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN CLAUSES (1)-(7) ABOVE, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated January 19, 2021, among the Issuer and certain parties thereto, in the form filed as exhibit 4.7, to Issuer’s Current Report on Form 8-K filed with the SEC on January 19, 2021 (the “Registration Rights Agreement”). By making such election, the undersigned agrees, as a holder of restricted securities participating in a shelf registration, severally and not jointly, to indemnify and hold harmless the Issuer, the directors and officers of the Issuer and each person, if any, who controls the Issuer, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, claims, damages, liabilities and judgments caused by (1) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Old Notes or the prospectus or in any amendment thereof or supplement thereto or (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage, liability or judgment arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein based on information relating to the undersigned furnished to the Issuer in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the exchange offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on     , 2025, or such later time to which the Issuer may extend the exchange offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, New Notes, and Old Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, New Notes, and Old Notes delivered to the exchange agent but not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of New Notes, the exchange agent will credit the account maintained by DTC with any Old Notes delivered to the exchange agent but not tendered. The Issuer has no obligation pursuant to the “Special Issuance Instructions” to transfer any tendered Old Notes from the name of the registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered.

The New Notes will bear interest from the date interest was most recently paid. Interest on the Old Notes accepted for exchange will cease to accrue upon the issuance of the New Notes.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Old Notes)

This letter of transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the exchange agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign and deliver to the exchange agent a valid power of attorney.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated: , 202

Name(s):

Capacity:

Address:

(Zip Code)

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)

(If required — see Instructions 2 and 5 below)

Certain Signatures Must Be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Print Name)

(Title)

Dated:      , 202

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if (1) certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or New Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the table entitled “Description of Old Notes” within this letter of transmittal, (2) Old Notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (3) New Notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:

☐ New Notes, to:

☐ Old Notes, to:

Name(s):

Address:

Telephone Number (Including Area Code):

Tax Identification or Social Security Number:

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the table entitled “Description of Old Notes” within this letter of transmittal.

Deliver:

☐ New Notes, to:

☐ Old Notes, to:

Name(s):

Address:

Telephone Number (Including Area Code):

Tax Identification or Social Security Number:

Is this a permanent address change? (check one box) ☐ Yes ☐ No

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1. DELIVERY OF THE LETTER OF TRANSMITTAL AND OLD NOTES. The letter of transmittal is to be completed by holders of the Issuer’s outstanding 1.950% Senior Notes due 2028, 2.450% Senior Notes due 2031, 2.600% Senior Notes due 2033, 3.500% Senior Notes due 2041 and 3.750% Senior Notes due 2051 (such notes issued on January 19, 2021, the “Old Notes”) if certificates representing such Old Notes are to be forwarded herewith, or, unless an agent’s message is used, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under “The Exchange Offer—Procedures for Tendering Outstanding Notes.” For a holder to properly tender Old Notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book-entry transfer, must be received by the exchange agent at its address set forth herein prior to the Expiration Date, and either (1) certificates representing such Old Notes must be received by the exchange agent at its address, or (2) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “The Exchange Offer—Book-Entry Delivery Procedures” and a book-entry confirmation must be received by the exchange agent prior to the Expiration Date.

THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY OLD NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS TO THE ISSUER.

2. GUARANTEE OF SIGNATURES. Signatures on the letter of transmittal must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17A(d)-15 under the Exchange Act, unless the Old Notes tendered hereby are tendered (1) by a registered holder of Old Notes who has signed the letter of transmittal and who has not checked any of the boxes under the captions “Special Issuance Instructions” or “Special Delivery Instructions” on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the letter of transmittal is signed by a person other than the registered holder of any Old Notes listed on the Old Notes, such Old Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder’s name appears on the Old Notes and an eligible guarantor institution must guarantee the signature on the bond power. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Old Notes. See “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the prospectus.

3. WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of tendered Old Notes to be effective, a written notice of withdrawal, notice, which may be by telegram, telex, facsimile or letter, must be received by the exchange agent prior to the Expiration Date at its address set forth on the cover of the letter of transmittal. The notice of withdrawal must (1) specify the name of the person who tendered the Old Notes to be withdrawn, (2) identify the Old Notes to be withdrawn, including the certificate number(s) shown on the particular certificate(s) evidencing such Old Notes (unless such Old Notes were tendered by book-entry transfer), the aggregate principal amount represented by such Old Notes and the name of the registered holder of such Old Notes, if different from that of the person who tendered such Old Notes, (3) be signed by the holder of such Old Notes in the same manner as the original signature on the letter of transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the Old Notes were tendered by book-entry transfer), and (4) specify the name in which any such Old Notes are to be registered, if different from that of the registered holder. If the Old Notes were tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and must otherwise comply with the procedures of DTC. If the Old Notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon the exchange agent’s receipt of written or facsimile notice of such withdrawal satisfying the requirements set forth above, even if physical release is not yet effected.

No permitted withdrawal of Old Notes may be rescinded. Any Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn Old Notes may be re-tendered by following one of the procedures described in the prospectus under the caption “The Exchange Offer—Procedures for Tendering Outstanding Notes” at any time prior to the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its reasonable discretion, which determination shall be final and binding on all parties. Neither the Issuer, any affiliates of the Issuer, the exchange agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4. PARTIAL TENDERS. Tenders of Old Notes pursuant to the exchange offer will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the table entitled “Description of Old Notes” in the letter of transmittal. The entire principal amount represented by the certificates for all Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, new certificates for the principal amount of Old Notes not tendered and the respective series of the Issuer’s new 1.950% Senior Notes due 2028, 2.450% Senior Notes due 2031, 2.600% Senior Notes due 2033, 3.500% Senior Notes due 2041 and 3.750% Senior Notes due 2051 (collectively, the “New Notes”) issued in exchange for any Old Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, credited to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on the letter of transmittal (see Instruction 6), as soon as practicable following the Expiration Date.

5. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If the letter of transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If the letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the letter of transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of the letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If the letter of transmittal is signed by the holder, and the certificates for any principal amount of Old Notes delivered to the exchange agent but not tendered are to be issued (or if any principal amount of such Old Notes is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the DTC account of the registered holder, and New Notes exchanged for Old Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes nor provide a separate bond power. In any other case (including if the letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with the letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the original Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. See Instruction 2.

Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing the letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

If the letter of transmittal or any certificates representing Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with the letter of transmittal.

6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or New Notes exchanged for Old Notes pursuant to the exchange offer are to be issued or sent, if different from the name and address of the holder signing the letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated.

Holders tendering by book-entry transfer may request that Old Notes delivered to the exchange agent but not exchanged be credited to such account maintained at DTC as such holder may designate. If no instructions are given, Old Notes delivered to the exchange agent but not tendered will be returned to the registered holder of such Old Notes. For holders of Old Notes tendered by book-entry transfer, Old Notes delivered to the exchange agent but not tendered will be returned by crediting the account at DTC designated in the letter of transmittal.

7. TAXPAYER IDENTIFICATION NUMBER AND IRS FORM W-9. Each tendering holder should provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to up to 28% of any reportable payments made with respect to the notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained.

To prevent backup withholding on any reportable payments, each holder must provide such holder’s correct taxpayer identification number by completing the IRS Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (1) such holder is exempt from backup withholding, (2) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. See the instructions to the enclosed IRS Form W-9.

Certain holders (including, among others, certain non-U.S. individuals) are exempt from these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person (as defined in the instructions to the IRS Form W-9) should provide its correct taxpayer identification number and check the “Exempt payee” box on the IRS Form W-9. In order for a non-U.S. person to qualify as exempt, such person must submit an appropriate IRS Form W-8. IRS Forms W-8 may be obtained from the Internal Revenue Service’s website at www.irs.gov or from the exchange agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, required to be paid by the Issuer in connection with the exchange of the Old Notes for the New Notes. If, however, New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or an exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If any certificate representing Old Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated in the letter of transmittal. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. The letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Old Notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Issuer, in its reasonable discretion, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any Old Notes determined by them not to be in proper form or the acceptance of which may, in the opinion of the Issuer or Issuer’s counsel, be unlawful. The Issuer also expressly reserves the right to amend the exchange offer and to refuse to accept Old Notes for exchange upon the occurrence of any of the conditions set forth in “The Exchange Offer—Conditions to the Exchange Offer” in the prospectus, or to waive or amend any of the conditions of the exchange offer for all holders of Old Notes or to waive any defects or irregularities of tender for any Old Notes. The Issuer’s interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in the letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured before the Expiration Date. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such Old Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders promptly following the Expiration Date. None of the Issuer, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, the letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address set forth in the letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT: THE LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.